Leases and Commitments	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Leases and Commitments

NOTE 14. LEASES AND COMMITMENTS

Our operating leases extend for varying periods of time up to twenty years and, in some cases, contain renewal options that would extend existing terms beyond twenty years. Future minimum rental payments for all operating leases having initial or remaining noncancelable lease terms in excess of one year are $44 million in 2017, $38 million in 2018, $33 million in 2019, $24 million in 2020, $20 million in 2021 and $26 million thereafter. Total rent expense for all operating leases was $52 million, $53 million and $46 million for the years ended December 31, 2016, 2015 and 2014, respectively.

We generally accrue estimated warranty costs at the time of sale. In general, manufactured products are warranted against defects in material and workmanship when properly used for their intended purpose, installed correctly, and appropriately maintained. Warranty period terms depend on the nature of the product and range from ninety days up to the life of the product. The amount of the accrued warranty liability is determined based on historical information such as past experience, product failure rates or number of units repaired, estimated cost of material and labor, and in certain instances estimated property damage. The accrued warranty liability is reviewed on a quarterly basis and may be adjusted as additional information regarding expected warranty costs becomes known.

The following is a rollforward of our accrued warranty liability ($ in millions):

Balance, January 1, 2015	$64.5
Accruals for warranties issued during the year	57.7
Settlements made	(61.1)
Effect of foreign currency translation	(0.1)

Balance, December 31, 2015	$61.0
Accruals for warranties issued during the year	59.6
Settlements made	(56.0)
Additions due to acquisitions	0.5
Effect of foreign currency translation	(0.1)

Balance, December 31, 2016	$65.0